Exhibit 21
LIST OF SUBSIDIARIES OF DISCOVERY COMMUNICATIONS, INC.

Entity	Place of Formation
3D NetCo, LLC	Delaware
A123 Online Interactive Services, Inc.	Delaware
Academy123, Inc.	Delaware
Adventure Race Productions, Inc.	Delaware
All Music SRL	Italy
AMHI, LLC	Delaware
Animal Planet (Asia) LLC	Delaware
Animal Planet Europe P/S	UK
Animal Planet (Japan) LLP	Delaware
Animal Planet (Latin America), L.L.C.	Delaware
Animal Planet North America, Inc.	Delaware
Animal Planet Televizyon Yayincilik Anonim Sirketi	Turkey
Animal Planet, LLC	Delaware
Animal Planet, LP	Delaware
Avrupa Spor Televizyon Yayincilik Anonim Sirketi	Turkey
Canadian AP Ventures Company	Nova Scotia
Clearvue & SVE, Inc.	Illinois
Convex Conversion, LLC	Delaware
DHC Discovery, Inc.	Colorado
DHC Ventures, LLC	Delaware
Discovery 3D Holding, Inc.	Delaware
Discovery Advertising Sales Taiwan Pte Ltd.	Singapore
Discovery AP Acquisition, Inc.	Delaware
Discovery Asia, LLC	Delaware
Discovery Channel (Mauritius) Private Limited	Mauritius
Discovery Civilization North America, Inc.	Delaware
Discovery Comunicacoes do Brasil LTDA	Brazil
Discovery Communications Argentina SRL	Argentina
Discovery Communications Benelux BV	Netherlands
Discovery Communications Bulgaria EOOD	Bulgaria
Discovery Communications Chile SpA	Chile
Discovery Communications Colombia Ltda	Colombia
Discovery Communications Deutschland GmbH & Co. KG	Germany
Discovery Communications Europe Limited	England and Wales
Discovery Communications Holding, LLC	Delaware
Discovery Communications India	India
Discovery Communications Ltd., L.L.C.	Delaware
Discovery Communications Nordic ApS	Denmark
Discovery Communications Spain and Portugal, S.L.	Spain
Discovery Communications Ukraine TOV	Ukraine
Discovery Communications Ventures, LLC	Delaware
Discovery Communications, LLC	Delaware
Discovery Content Verwaltungs GmbH	Germany
Discovery Corporate Services Limited	UK
Discovery Czech Republic S.R.O.	Czech Republic

Discovery doo Beograd	Serbia/UK
Discovery Education Assessment LLC	Delaware
Discovery Education Canada ULC	Nova Scotia
Discovery Education Europe Group Limited	UK
Discovery Education Europe Ltd.	UK
Discovery Education, Inc.	Illinois
Discovery Enterprises, LLC	Delaware
Discovery Entertainment Services, Inc.	Delaware
Discovery Extreme Holdings, LLC	Delaware
Discovery Extreme Music Publishing, LLC	Delaware
Discovery (Barbados) Holdings Srl	Barbados
Discovery (Barbados) Holdings 2 Srl	Barbados
Discovery (Barbados) Holdings 3 Srl	Barbados
Discovery Foreign Holdings, Inc.	Delaware
Discovery France Holdings II SAS	France
Discovery France Holdings SAS	France
Discovery Germany, L.L.C.	Delaware
Discovery Health Channel, LLC	Delaware
Discovery Health North America, Inc.	Delaware
Discovery Health NS, ULC	Nova Scotia
Discovery Health Ventures, LLC	Delaware
Discovery Holding Company	Delaware
Discovery Hungary Media Services LLC	Hungary
Discovery Italia S.r.l.	Italy
Discovery Kids North America, Inc.	Delaware
Discovery Latin America Holdings, LLC	Delaware
Discovery Latin America Investments, LLC	Delaware
Discovery Latin America S.L.	Spain
Discovery Latin America, L.L.C.	Delaware
Discovery Licensing, Inc.	Delaware
Discovery Lighting Investments Ltd.	UK
Discovery Luxembourg 1 S.à r.l.	Luxembourg
Discovery Luxembourg 3 S.à r.l.	Luxembourg
Discovery Luxembourg 4 S.à r.l.	Luxembourg
Discovery Luxembourg Holdings 1 S.à r.l.	Luxembourg
Discovery Luxembourg Holdings 2 S.à r.l.	Luxembourg
Discovery Media Private Limited	Singapore
Discovery Media Ventures Limited	UK
Discovery Medya Hizmetleri Limited Sirketi	Turkey
Discovery Mexico Holdings, LLC	Delaware
Discovery Networks Asia- Pacific Networks (Malaysia) Sdn. Bhd.	Malaysia
Discovery Networks Asia-Pacific PTE. LTD	Singapore
Discovery Networks Caribbean, Inc.	Barbados
Discovery Networks Finland Oy	Finland
Discovery Networks International Holdings Limited	England and Wales
Discovery Networks International LLC	Colorado
Discovery Networks Korea Limited	Korea
Discovery Networks Mexico, S. de R.L. de C.V.	Mexico
Discovery Networks Norge Holding AS	Norway

Discovery Networks Norway AS	Norway
Discovery Networks Sweden AB	Sweden
Discovery Networks, S.L.	Spain
Discovery New York, Inc.	Delaware
Discovery OWN Holdings, LLC	Delaware
Discovery Patent Licensing, LLC	Delaware
Discovery Pet Online Administration, Inc.	Delaware
Discovery Pet Online Services, LLC	Delaware
Discovery Pet Video, LLC	Delaware
Discovery Polska SP z.o.o.	Poland
Discovery Productions Group, Inc.	Delaware
Discovery Productions, LLC	Delaware
Discovery Publishing, Inc.	Delaware
Discovery Realty, LLC	Delaware
Discovery Retail Cafes, LLC	Delaware
Discovery Romania S.r.l.	Romania
Discovery SC Investment, Inc.	Delaware
Discovery Science Televizyon Yayýncýlýk Anonim Þirketi	Turkey
Discovery Services Australia Pty Ltd	Australia
Discovery Services Hong Kong Limited	Hong Kong
Discovery Services, Inc.	Delaware
Discovery Solar Ventures, LLC	Delaware
Discovery South America Holdings, LLC	Delaware
Discovery Studios, LLC	Delaware
Discovery Talent Services, LLC	Delaware
Discovery Television Center, LLC	Delaware
Discovery Televizyon Yayýncýlýk Anonim Þirketi	Turkey
Discovery Thailand Holdings, LLC	Delaware
Discovery Times Channel, LLC	Delaware
Discovery Trademark Holding Company, Inc.	Delaware
Discovery TV Journalism Productions, LLC	Delaware
Discovery Wings, LLC	Delaware
Discovery World Television, Inc.	Maryland
Discovery.com, LLC	Delaware
Discoverytravel.com, LLC	Delaware
DLA Holdings, LLC	Delaware
DNAP Holdings Pte. Ltd.	Singapore
DNE Music Publishing Limited	England and Wales
DNI Europe Holdings Limited	England and Wales
DNI Foreign Holdings Limited	England and Wales
DNI German Holdings I Limited	England and Wales
DNI German Holdings II Limited	England and Wales
DNI Global LLP	England and Wales
DNI Group Holdings, LLC	Delaware
DNI Ireland Holdings 3	Ireland
DNI Jersey 1 Limited	Jersey
DNI Jersey 2 Limited	Jersey
DNI Jersey 3 Limited	Jersey
DNI Licensing Limited	UK

DNI Netherlands Holdings 1 Limited (f/k/a DNI Ireland Holdings 1 Limited)	Netherlands
DNI Netherlands Holdings 2 Limited (f/k/a DNI Ireland Holdings 2 Limited)	Netherlands
DNI US Limited	England and Wales
DPlay Entertainment Ltd.	UK
Dramatic Edge Music Publishing, LLC	Delaware
DSC Japan, L.L.C.	Delaware
DTHC, Inc.	Delaware
Education Media Delivery Ltd.	UK
E-FM Sverige AB	Sweden
Enformasyon Reklamcilik Ve Filmcilik Sanayi Ve Ticaret A.S.	Turkey
Epic Modern Music Publishing, LLC	Delaware
Eskiltuna SBS Radio AB	Sweden
ESP Media Distribution Portugal, S.A.	Portugal
Euradio I Sverige AB	Sweden
Eurosport Events Ltd.	UK
Eurosport Media SA	Switzerland
Eurosport SAS	France
Eurosport SRL	Italy
Eurosport Television BV	Netherlands
Eurosportnews Distribution Ltd.	Hong Kong
FM 5 A/S	Denmark
FM 6 A/S	Denmark
GeoNova Publishing, Inc.	Delaware
Global Mindset Music, LLC	Delaware
Green Content sp Zo.o	Poland
Gran TV S.A.	Argentina
HowStuffWorks, LLC	Delaware
Incentive Management Services, LLC	Delaware
JV Network, LLC	Delaware
Kaimax Media Oy	Finland
Liberty Animal Inc.	Delaware
Listening Works, LLC	Delaware
Liv (Latin America), LLC	Delaware
M Distribution Chile SpA	Chile
MDTV Distribution Iberia SL	Spain
Miracle Sound Oulu Oy	Finland
Miracle Sound Oy	Finland
Miracle Sound Tampere Oy	Finland
Mix Megapol.se AB	Sweden
Network USA Incorporated	Maryland
New SVE, Inc.	Illinois
Ostersjons Reklamradio AB	Sweden
Otrkytie TV OOO (f/k/a Discovery Communications OOO)	Russia
Patagonia Adventures, LLC	Delaware
Radio City AB	Sweden
Radio Daltid SBS AB	Sweden
Radio License Startup Halland AB	Sweden

Radio License Startup Orebro AB	Sweden
Radio License Startup Vasteras AB	Sweden
Radio Match AB	Sweden
Radio Nova A/S	Denmark
Radiobranschen RAB AB	Sweden
Radiotveckling I Sverige KB	Sweden
RIS Vinyl Skane AB	Sweden
Rockklassiker Sverige AB	Sweden
Run-of-Shows, LLC	Delaware
S7ories Limited	UK
SBS Discovery Media ApS	Denmark
SBS Discovery Media Holding ApS	Denmark
SBS Discovery Media Sweden Holding AB	Sweden
SBS Discovery Radio AB	Sweden
SBS Discovery Radio ApS	Denmark
SBS Discovery Radio Sweden Holding AB	Sweden
SBS Discovery TV AB	Sweden
SBS Discovery TV Oy	Finland
SBS Radio ApS	Denmark
SBS Radio HNV AB	Sweden
SBS Radio Sweden AB	Sweden
Setanta Sports Asia Limited	Ireland
SRU Svensk Radiotveckling AB	Sweden
Svensk Radiotveckling KB	Sweden
Takhayal Art Production JSC	Egypt
Takhayal Entertainment FZ LLC	Dubai
Takhayal Television FZ LLC	Dubai
The Audio Visual Group, Inc.	California
The Living Channel New Zealand Limited	New Zealand
Travel Daily News, Inc.	Delaware
Turmeric Vision Private Limited	India
Turner Info and Lifestyle	Russia
Turner Kids OOO	Russia
Value Proposition Publishing, LLC	Delaware
Vinyl AB	Sweden